SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
1934
Date of Report  (Date of earliest event reported):  October 10,
1995



                       ELECTROSOURCE, INC.

     (Exact name of registrant as specified in its charter)



     Delaware                 0-16323                74-2466304

(State or other          (Commission File Number)  (IRS Employer
jurisdiction of                                    Identification
  incorporation)                                        Number)


3800B Drossett Drive
Austin, Texas                                     78744-1131

(Address of principal executive offices)          (Zip code)



Registrant's telephone number, including area code:  (512) 445-
6606


                        Page 1 of 3 Pages
Item 5.  Other Events

     In connection with the filing with the Securities and Exchange Commission of a registration statement covering the offer and sale of shares of the Company's Common Stock by certain selling shareholders, the Company has determined that the its financial statements for the fiscal year ended December 31, 1994, should be amended by the addition of a footnote regarding the impact of certain subsequent events and, accordingly, the Company's independent auditors, Ernst & Young LLP, have determined that their report in respect of such financial statements and the related schedule should be revised. The full text of the financial statements and report of independent auditors, as so revised, follow.

Item 7.  Financial Statements and Exhibits.

     The following financial statements for the fiscal year ended
December 31, 1994, are filed as an exhibit to this report.

          Balance Sheets - December 31, 1994 and 1993

          Statements of Operations--For the years ended
               December 31, 1994, 1993, and 1992, and
               cumulative amounts from inception

          Statements of Shareholders' Equity--For the years ended
               December 31, 1994, through 1988, and the period beginning June 3, 1987 and ended December 31, 1987

          Statements of Cash Flow--For the years ended
               December 31, 1994, 1993, and 1992, and cumulative amounts from incemption

          Notes to Financial Statements--
               December 31, 1994

          Financial Statement Schedule--
               Schedule VIII - Valuation and Qualifying Accounts


                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELECTROSOURCE, INC.


By:            /s/
   James M. Rosel, Vice President


Date:  October 12, 1995